UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2021

AGILITI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439-2604

(Address of Principal Executive Offices)

(952) 893-3200

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGTI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2021, Agiliti, Inc. (the “Company”) completed the acquisition of Northfield Medical, Inc., a company specializing in the service and repair of medical equipment and instruments (“Northfield”) pursuant to a stock purchase agreement, dated as of October 28, 2020 by and among Agiliti Health, Inc., an indirect subsidiary of the Company, Northfield Medical Holdings, LLC and Northfield, for a total consideration of approximately $475 million (the “Northfield Acquisition”). The Company initially disclosed the completion of the Northfield Acquisition in its first amendment to the registration statement on Form S-1 as filed with the Securities and Exchange Commission (“SEC”) on April 15, 2021 in connection with the Company’s initial public offering. The Company became subject to the periodic and current reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on April 23, 2021.

This Current Report on Form 8-K is being filed to include the following historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K within 75 days of the closing date of the Northfield Acquisition: (a) The audited financial statements of Northfield as of and for the year ended December 31, 2020, together with the related notes to the financial statements; and (b) the unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Northfield as of and for the year ended December 31, 2020, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of KPMG LLP

99.1	Audited financial statements of Northfield Medical, Inc. as of and for the year ended December 31, 2020.

99.2	Unaudited Pro Forma Combined Financial Statements of Agiliti, Inc. as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021	AGILITI, INC.

	By:	/s/ James B. Pekarek
Name: James B. Pekarek
Title: Executive Vice President and Chief Financial Officer